UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02,	“Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

(d)    On December 18, 2020, Moody’s Corporation (the “Company”) announced that Mr. Lloyd Howell has been elected as a member of the Company’s Board of Directors, effective as of March 15, 2021.

Mr. Howell also has been elected to serve on the Board’s Audit, Governance & Nominating and Compensation & Human Resources Committees, effective as of March 15, 2021. With the election of Mr. Howell, the Company’s Board will consist of eleven directors. Mr. Howell, 54, is currently an executive vice president and the chief financial officer and treasurer of Booz Allen Hamilton. Since rejoining the firm in 1995, Mr. Howell has served in a variety of leadership roles, including Civil and Commercial Group leader and Executive Vice President of Client Services.

In accordance with the Company’s director compensation plan for non-employee directors, Mr. Howell will be paid an annual cash retainer of $105,000, payable in quarterly installments. In March 2021, he will receive an annual restricted stock unit award under the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan equivalent in value to $180,000 based on the fair market value of the Company’s common stock on the effective date of the grant, which award vests on the first anniversary of the date of grant.

A copy of the Company’s press release relating to Mr. Howell’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01,	“Regulation FD Disclosure”

The Company’s press release announcing Mr. Howell’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release dated December 18, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: December 18, 2020

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